                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 15, 1999
                                                       --------------------

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                       1-13232                84-1259577
-------------------------------       -----------           ----------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------           --------------
     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (303) 757-8101
                                                           ---------------

                                 NOT APPLICABLE
               ---------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS.

             On September 15, 1999, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), sold an aggregate of 1,382,580 shares of Class A Common Stock (the "Common Stock") to five institutional investors for an aggregate of $54.6 million. The press release of AIMCO, attached hereto as
Exhibit 99.1, relating to the sale of the Common Stock, is incorporated herein by reference. The sales were made pursuant to Purchase Agreements, each dated September 9 or 10, 1999, a form of which is included as an exhibit to this report.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             The following exhibits are filed with this report:

Exhibit
Number       Description
------        -----------

5.1 Opinion of Piper & Marbury L.L.P. regarding the validity of the Class A Common Stock.

10.1         Form of Purchase Agreement.

23.1         Consent of Piper & Marbury L.L.P.  (included in Exhibit 5.1).

99.1         Press Release of AIMCO, dated September 16, 1999.

                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APARTMENT INVESTMENT AND
                                              MANAGEMENT COMPANY



Date:  September 23, 1999                     By:  /s/ Paul McAuliffe
                                                 -------------------------------
                                                 Name:  Paul McAuliffe
                                                 Title: Executive Vice President

                                INDEX TO EXHIBITS


Exhibit
Number            Description
------            -----------
5.1               Opinion of Piper & Marbury L.L.P. regarding the validity of the Class A Common Stock.

10.1              Form of Purchase Agreement.

23.1              Consent of Piper & Marbury L.L.P.  (included in Exhibit 5.1).

99.1              Press Release of AIMCO, dated September 16, 1999.